PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                           STRONG HERITAGE MONEY FUND
                          STRONG INVESTORS MONEY FUND
                            STRONG MONEY MARKET FUND
                       STRONG MUNICIPAL MONEY MARKET FUND
                             STRONG ADVANTAGE FUND
                        STRONG MUNICIPAL ADVANTAGE FUND

                Supplement to the Prospectus dated July 1, 1998
                      as supplemented on September 8, 1998


STRONG ADVANTAGE FUND

Effective immediately, Mr. Lyle J. Fitterer will cease to be a co-manager of the Strong Advantage Fund. Mr. Thomas A. Sontag joins Mr. Jeffrey A. Koch as a co-manager of the Fund. For thirteen years prior to joining Strong Capital Management, Inc. in November, 1998, Mr. Sontag worked at Bear Stearns & Co., most recently as a Managing Director of the Fixed Income Department. From September 1982 until December 1985, Mr. Sontag was employed in the Fixed Income Department at Goldman Sachs & Co. Mr. Sontag received his B.B.A. degree in Economics/Finance from the University of Wisconsin-Madison in 1981 and his M.B.A. in Finance from the University of Wisconsin-Madison in 1982.


          The date of this Prospectus Supplement is December 1, 1998.